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                                                                   Exhibit 10.37

                                  INTEREST-FREE
                         SECURED PROMISSORY DEMAND NOTE

$500,000.00                                                        June 28, 1999

     FOR VALUE RECEIVED, the undersigned, Christopher M. and Sandra D. Hipps, ("Maker"), promises to pay to the order of Prentiss Properties Limited, Inc., a Delaware corporation ("Payee"), the principal amount of Five Hundred Thousand and No One-Hundredths Dollars ($500,000.00), in the lawful money of the United States of America, together with interest on the unpaid principal balance of this Note from time to time outstanding, at a rate per annum (compounded annually) equal to 0.00%.

     The principal of, and all accrued interest upon, this Note shall be due and payable on demand or, if sooner, the earliest of, 1) upon termination of employment as described below, 2) the sale of Maker's new California residence or 3) June 28, 2009, subject to the terms below.

     Subsequent to June 28, 1999, interest shall accrue on the outstanding principal balance of this Note at a rate per annum (compounded annually) equal to 0.0%.

     Maker shall have the right to prepay the unpaid principal balance of this Note from time to time without premium or penalty, provided, however, that accrued interest on the amount of such prepayment of principal shall be due and payable contemporaneously with such prepayment of principal.

     Maker waives demand, presentment for payment, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and all other notice, filing of suit, and diligence in collecting this Note.

     No delay on the part of the holder of this Note in the exercise of any power or right under this Note, or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. A waiver on one occasion shall not be construed as a bar to or a waiver of any other right in the future.

     If this Note is placed in the hands of any attorney for collection, or if it is collected through bankruptcy or other judicial proceedings, Maker further agrees to pay all expenses of collection, including reasonable attorneys' fees.

     Notwithstanding any other terms of this note to the contrary, the then outstanding principal sum evidenced by this Note plus all accrued interest, shall become due and payable in full ninety (90) days after the termination of employment or separation from service of Chris Hipps with the Payee for any reason.

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Maker herewith expressly grants Payee the right, but not the obligation, to offset any amount due to Maker from Payee upon the termination of employment or separation from service of Maker with Payee.

     IN ADDITION TO THE TERMS, PROMISES AND COVENANTS CONTAINED HEREIN, THIS NOTE SHALL BE FURTHER SECURED BY THE PROPERTY AND TERMS COVERED BY THAT CERTAIN SECOND LIEN DEED OF TRUST OF EVEN DATE HEREWITH BETWEEN MAKER AND PAYEE, AND ALSO BY ANY AGREEMENT, DOCUMENT, OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH.

     As used herein, the term "Holder" shall be deemed to include any company or entity owned or controlled, whether directly or indirectly, by Payee.

     This note is secured by the Security Agreement attached hereto and made a part hereof for all purposes.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas.


/s/ Christopher M. Hipps
------------------------
Christopher M. Hipps


/s/ Sandra D. Hipps
------------------------
Sandra D. Hipps

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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Security Agreement") is entered into to be effective as of the 28th day of June, 1999, by Christopher M. and Sandra D. Hipps, ("Debtor"), for the benefit of Prentiss Properties Limited, Inc., a Delaware corporation, ("Secured Party").

                                   WITNESSETH:

     WHEREAS, concurrently with the execution and delivery hereof, Secured Party is loaning $500,000.00, to Debtor pursuant to that certain Interest Free Secured Promissory Demand Note of even date herewith ("Note") executed by Debtor and payable to Secured Party in the original principal amount of $500,000.00; and

     WHEREAS, as a condition to making such loan, Secured Party is requiring Debtor to grant to Secured Party a security interest in and to the Collateral (as defined in Section 2 hereof);

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Party as follows:

     1. Security Interest. In order to secure the full and complete payment and
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performance of the Note when due, Debtor hereby grants to Secured Party a security interest in and to the Collateral and pledges and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Security Agreement.

     2. Collateral. As used herein, the term "Collateral" means all of the
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property listed in Exhibit A attached hereto and incorporated herein for all
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purposes, and all monies, profits, income, accounts, general intangibles, chattel papers, documents, and instruments now due and owing and hereafter to become due and owing to Debtor pursuant to the terms and provisions of or in connection with the property described in Exhibit A.
                                          ---------

          Debtor hereby represents and warrants that Debtor owns the Collateral free and clear of any existing or outstanding lien, pledge, security interest, mortgage, assignment, or other encumbrance, except for the first lien and those originating from prior loans made by the Secured Party to the Debtor concerning the Collateral, and no financing statement or other instrument of hypothecation covering any of the Collateral or its proceeds is on file in any public office.

     3. Covenants and Agreements. Debtor shall pay to the Secured Party any sum
        ------------------------
or sums due or which may become due pursuant to the Note in accordance with the terms of the Note and the terms of this Security Agreement. Upon full payment of Debtor's obligations under the Note, this Security Agreement shall automatically terminate and Secured Party shall execute such releases, documents, and statements as shall be necessary to release Debtor from this Security Agreement and to discharge the security interest created hereby.

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     4. Event of Default. Debtor shall be in default under this Agreement upon
        ----------------
the occurrence of any of the following events or conditions (singularly and collectively, an "Event of Default"): (a) Debtor's failure to pay when due any indebtedness due under the Note and secured by this Security Agreement and such failure remains unremedied for a period of 10 days after written notice thereof shall have been given by Secured Party to Debtor; or (b) the failure of the Debtor to perform any other obligation of Debtor under the Note or this Security Agreement and such failure remains unremedied for a period of 30 days after written notice thereof shall have been given by Secured Party to Debtor.

     5. Remedies. Upon the occurrence of an Event of Default, Secured Party
        --------
shall notify Debtor of such Event of Default and Debtor (a) may declare all indebtedness owing under the Note and secured by this Security Agreement immediately due and payable and (b) shall have, in addition to any and all other rights and remedies available to the Debtor at law, in equity, or otherwise, all rights and remedies provided for in the Uniform Commercial Code in force in the State of Texas as in effect at the time in question.

     6. Miscellaneous.
        -------------

     (a) Amendments. This Agreement may be amended only by an instrument in
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writing executed jointly by Debtor and Secured Party.

     (b) Parties Bound. This Agreement shall be binding upon and shall inure to
         -------------
the benefit of the parties hereto and their successors, heirs and assigns.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written above.


/s/ Christopher M. Hipps
------------------------
Christopher M. Hipps


/s/ Sandra D/ Hipps
------------------------
Sandra D. Hipps